CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Equity 500 Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                           /s/  Julian Sluyters
                                          Julian Sluyters
                                          Chief Executive Officer
                                          Equity 500 Index Fund, a
                                          series of Scudder Investments
                                          VIT Funds







CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Equity 500 Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                               /s/  Charles A. Rizzo
                                              Charles A. Rizzo
                                              Chief Financial Officer
                                              Equity 500 Index Fund, a
                                              series of Scudder Investments
                                              VIT Funds